Semiannual Report


                      SHORT-TERM
                      U.S. GOVERNMENT
                      FUND

                      NOVEMBER 30, 1996



[LOGO OF T. ROWE PRICE APPEARS HERE]



T. ROWE PRICE

   REPORT HIGHLIGHTS
   -----------------------------------------------------------------------------
 . Bond markets rebounded from their first-half weakness to provide strong returns for the six months ended November 30, 1996, and positive returns for the past 12 months.

 . Corporate bonds generated the best results for six months, followed by mortgage-backed securities, but the latter outperformed for the 12-month period.

 . Your fund's 6- and 12-month returns of 5.03% and 5.41%, respectively, exceeded its Lipper peer group average for both periods.

 . We increased our holdings of mortgage-backed securities primarily by establishing a large position in securities backed by short-duration balloon mortgages.

 . We expect the economic environment of 1997 to remain favorable for fixed income investments, with income largely determining performance.

FELLOW SHAREHOLDERS


The fixed income market turned around during the six months ended November 30 as interest rates retreated and bond prices rose. The pace of consumer spending, which had invigorated the economy in the first half, slowed sharply in the third quarter, as did employment growth. This assuaged fears that the Federal Reserve would tighten monetary policy and paved the way for strong six-month bond performance, but 12-month results still reflected the unfavorable bond environment of early 1996.

The yield on the one-year Treasury bill ended the period almost exactly where it began a year ago, as shown in the chart, but was as much as 40 basis points higher during the summer. (One hundred basis points equal one percentage point.) Rates on two- and five-year securities rose on balance for the 12-month period but declined sharply from their summer peaks, providing good price appreciation. Gratifying as this rally was, it did not fully recoup the price losses experienced in the first five months of 1996.


                           [LINE GRAPH APPEARS HERE]



Corporate bonds outperformed both Treasuries and mortgage-backed securities during the past six months, as mortgages lost some luster when falling interest rates sparked prepayment concerns. For the 12-month period, however, mortgage-backed securities were the clear winner among high-quality bonds, surpassing returns on comparable Treasuries by 200 basis points and corporate returns by about 100.

PERFORMANCE AND STRATEGY REVIEW

For the six-month period ended November 30, 1996, your fund's income of $0.14 per share was augmented by a $0.09 increase in share



PERFORMANCE COMPARISON

Periods Ended 11/30/96            6 Months    12 Months
---------------------------------------------------------
Short-Term
U.S. Government Fund                5.03%       5.41%
 .........................................................
Lipper Average of Short-Term
U.S. Government Funds               4.04        5.09
 .........................................................

price to generate a strong total return of 5.03%. Reflecting the unfavorable fixed income environment earlier in the year, the fund's 12-month return was only slightly higher as income of $0.27 was slightly offset by a $0.03 net decline in share price over the period. For both periods your fund's results surpassed the average return of our Lipper peer group, shown in the table.

The major portfolio changes during the six months reflected efforts to increase the fund's yield and reduce "extension risk" -- the lengthening of a mortgage security's effective maturity when interest rates rise. We raised our holdings of mortgage-backed securities sharply from 34% of net assets to 61% and trimmed positions in Treasuries, other government agency securities, and high-quality corporates, some of which were called. The mortgage securities' increase consisted primarily of new positions in Freddie Mac securities backed by balloon mortgages, now about 29% of net assets. These securities were attractively priced at the time of purchase, providing about 35 basis points of additional yield over Treasuries. Furthermore, their short durations (about 1.3 years) fit well with your fund's investment objective of high income with minimal price fluctuation. A balloon mortgage amortizes over 30 years, but the homeowner must pay it off in either five or seven years, so balloons' average life and durations are short. (Duration measures a bond's price sensitivity to interest rate changes. A duration of two years, for example, means the fund's price could be expected to rise or fall approximately 2% for each percentage point fall or rise in interest rates.)

We also established a small position, 3.6% of net assets, in a Fannie Mae collateralized mortgage obligation (CMO) inverse floater based on LIBOR,* a type of derivative security whose coupon value moves in the opposite direction of interest rates. This security offers high income with minimal extension risk because it is collateralized with balloon mortgages that mature in three years; however, it does represent additional interest rate risk if rates were to rise more than three percentage points within one year, which we do not expect.

*London interbank offered rate

     These and other smaller adjustments reduced the portfolio's overall duration from 2.6 years to 2.2, but did not affect the average credit quality, which remains high at AAA-.

OUTLOOK

     While there will doubtless be variations from quarter to quarter, we look for 1997 to be a repeat of 1996 on balance, with low unemployment, inflation just edging up, and moderate overall growth. Through most of 1996, the bond market's response to the economic climate assisted the Fed in keeping the economy on a moderate growth track, which is appropriate for this phase of the business cycle. Until either growth or inflation deviates from its current path, we believe interest rates will continue to fluctuate in the same ranges as during the past six months.

     Against this benign backdrop, we would expect income to be the determining factor in your fund's total return over the coming months. With its focus on high-quality securities and attractive income, the fund should perform well in this environment.

     Respectfully submitted,


     /s/ Peter Van Dyke
     Peter Van Dyke
     President and Chairman of the Investment Advisory Committee

     December 20, 1996

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS


KEY STATISTICS
                                             5/31/96                   11/30/96
--------------------------------------------------------------------------------
Price Per Share                               $4.59                      $4.68
 ................................................................................

Dividends Per Share
 ................................................................................
        For 6 months                           0.14                       0.14
        ........................................................................
        For 12 months                          0.28                       0.27
        ........................................................................

Dividend Yield *
 ................................................................................
        For 6 months                           5.88%                      6.04%
        ........................................................................
        For 12 months                          6.07                       6.05
        ........................................................................

Weighted Average Maturity (years)               2.8                        2.8
 ................................................................................

Weighted Average Effective
 Duration (years)                               2.6                        2.2
 ................................................................................

Weighted Average Quality **                    AAA-                       AAA-
 ................................................................................

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

**   Based on T. Rowe Price research.


SECTOR DIVERSIFICATION

                                           Percent of                 Percent of
                                           Net Assets                 Net Assets
                                             5/31/96                   11/30/96
--------------------------------------------------------------------------------
U.S. Government
 Mortgage-Backed Securities                      34%                        61%
 ................................................................................
U.S. Treasury Obligations                        23                         16
 ................................................................................
Corporate Bonds and Notes                        22                         14
 ................................................................................
Federal National Mortgage
 Association (Fannie Mae)
 Debentures                                      16                          5
 ................................................................................
Home Equity Loan-Backed
 Securities                                       4                          4
 ................................................................................
Commercial Paper                                  -                          4
 ................................................................................
Nongovernment Agency
 Adjustable Rate Mortgages                        3                          2
 ................................................................................
Federal Home Loan Mortgage
 (Freddie Mac) Securities                         4                          -
 ................................................................................
Other Assets Less
 Liabilities                                     -6                         -6
--------------------------------------------------------------------------------
Total                                           100%                       100%

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON


        This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

        Note: The fund's investment program was broadened on April 1, 1995, to focus on a variety of short-term U.S. government securities rather than primarily on adjustable rate mortgages. Since the fund's average maturity and duration are now longer than before April 1995, we show both six-month and two-year benchmarks.

        SHORT-TERM U.S. GOVERNMENT FUND
        ------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

                         Salomon        2-Year        Fund-Line
         9/30/91         10,000         10,000        10,000
         11/91           10,091         10,200        10,153
         11/92           10,511         10,929        10,546
         11/93           10,854         11,598        10,846
         11/94           11,304         11,674        10,841
         11/95           11,980         12,962        11,940
         11/96           12,627         13,682        12,586


AVERAGE ANNUAL COMPOUND TOTAL RETURN


        This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                     Since    Inception
Periods Ended 11/30/96               1 Year     3 Years   5 Years  Inception     Date
---------------------------------------------------------------------------------------
Short-Term U.S. Government Fund       5.41%      5.08%     4.39%     4.55%      9/30/91
 .......................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. The fund is neither insured nor guaranteed by the U.S. government.

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Unaudited


FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------



                             6 Months         Year             3 Months++       Year               9/30/91
                                Ended        Ended                  Ended      Ended                    to
                             11/30/96      5/31/96    5/31/95     5/31/94    2/28/94    2/28/93    2/29/92
NET ASSET VALUE
Beginning of period          $   4.59     $   4.67   $   4.65   $    4.75   $   4.83   $   4.97   $   5.00
                             ................................................................................
Investment activities
  Net investment income          0.14*        0.28*      0.26*       0.06*      0.23*      0.29*      0.16*
  Net realized and
  unrealized gain (loss)         0.09        (0.08)      0.01       (0.11)     (0.08)     (0.13)     (0.03)
                             ................................................................................
  Total from
  investment activities          0.23         0.20       0.27       (0.05)      0.15       0.16       0.13
                             ................................................................................
Distributions
  Net investment income         (0.14)       (0.27)     (0.24)      (0.05)     (0.17)     (0.28)     (0.16)
  Tax return of capital             -        (0.01)     (0.01)          -      (0.06)     (0.02)         -
                             ................................................................................
  Total distributions           (0.14)       (0.28)     (0.25)      (0.05)     (0.23)     (0.30)     (0.16)
                             ................................................................................
NET ASSET VALUE
End of period                $   4.68     $   4.59   $   4.67   $    4.65   $   4.75   $   4.83   $   4.97
                             --------------------------------------------------------------------------------


Ratios/Supplemental Data
Total return                   5.03%*       4.31%*     6.14%*    (0.97)%*     3.11%*     3.33%*     2.58%*
 .............................................................................................................
Ratio of expenses to
average net assets             0.70%*+      0.70%*     0.59%*     0.50%*+     0.40%*     0.25%*    0.00%*+
 .............................................................................................................
Ratio of net investment
income to average
net assets                     5.96%*+      5.93%*     5.48%*     4.69%*+     4.78%*     5.96%*    7.45%*+
 .............................................................................................................
Portfolio turnover rate       85.7%+      152.8%     100.0%      27.6%+       70.4%    110.8%     98.4%+
 .............................................................................................................
Net assets, end of period
(in thousands)               $ 97,542     $ 98,529   $112,387   $ 187,517   $225,154   $476,448   $342,939
 .............................................................................................................



* The manager agreed to bear all expenses of the fund through June 30, 1992. Excludes expenses in excess of a 0.20% voluntary expense limitation in effect July 1, 1992 through July 31, 1992, a 0.30% voluntary expense limitation in effect August 1, 1992 through August 31, 1992, a 0.40% voluntary expense limitation in effect September 1, 1992 through February 28, 1994, a 0.50% voluntary expense limitation in effect March 1, 1994 through August 31, 1994, a 0.60% voluntary expense limitation in effect September 1, 1994 through February 28, 1995, and a 0.70% voluntary expense limitation in effect
   March 1, 1995 through May 31, 1998.
+  Annualized.
++ The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 1996


STATEMENT OF NET ASSETS                                    Par           Value
--------------------------------------------------------------------------------
                                                                 In thousands

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  60.7%

U.S. Government Agency ARM  4.1%
Federal National Mortgage Assn.
       6.069%, 11/1/20 - 5/1/31                           $  880         $  878
       .........................................................................
       6.08%, 3/1/18                                          37             37
       .........................................................................
       6.084%, 5/1/17 - 8/1/20                               491            490
       .........................................................................
       6.089%, 12/1/16 - 7/1/27                              803            802
       .........................................................................
       6.09%, 3/1/19                                          17             17
       .........................................................................
       6.101%, 5/1/24                                        132            132
       .........................................................................
       6.122%, 3/1/20                                        143            143
       .........................................................................
       6.124%, 1/1/19                                        815            810
       .........................................................................
       6.125%, 8/1/17 - 7/1/18                               370            367
       .........................................................................
       6.817%, 10/1/14                                        10             11
       .........................................................................
       6.875%, 5/1/17                                         48             48
       .........................................................................
       7.482%, 11/1/21                                       217            220
 ................................................................................
                                                                          3,955
                                                                     ...........

U.S. Government Agency Asset-Backed  10.1%

Federal National Mortgage Assn., 8.00%, 4/25/25            9,500          9,862
 ................................................................................
                                                                          9,862
                                                                     ...........
U.S. Government Agency Obligations  42.4%

Federal Home Loan Mortgage
       5.85%, 11/15/17                                     2,296          2,295
       .........................................................................
       7.50%, 11/15/17                                     2,000          2,060
       .........................................................................
   5 year balloon
       5.00%, 6/1/99                                         493            486
       .........................................................................
       6.50%, 6/1/99                                       3,833          3,881
       .........................................................................
       7.00%, 1/1/00 - 9/1/01                              6,374          6,455
       .........................................................................
       8.00%, 3/1/97 - 2/1/00                              1,571          1,576
       .........................................................................
   7 year balloon
       6.50%, 12/1/99 - 10/1/03                            5,291          5,329
       .........................................................................
       7.00%, 1/1/00 - 8/1/01                              3,882          3,961
       .........................................................................
       TBA, 6.50%, 7/1/02                                  6,500          6,502
 ................................................................................
Federal National Mortgage Assn.
   7 year balloon, 7.50%, 3/1/99 - 8/1/01                  2,191          2,242
   .............................................................................
   CMO, Inverse Floater, 12.431%, 6/25/99                  3,170          3,477
   .............................................................................
   REMIC, 5.75%, 6/25/06                                   3,145          3,129
 ................................................................................
                                                                         41,393
                                                                     ...........

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------


                                                           Par           Value
--------------------------------------------------------------------------------
                                                              In thousands

U.S. Government Guaranteed Obligations  4.1%

Government National Mortgage Assn.
   I, 11.50%, 3/15/10 - 12/15/15                         $ 1,837        $ 2,116
   .............................................................................
   Project Loan, I, 9.125%, 12/15/28                       1,804          1,914
 ................................................................................
                                                                          4,030
                                                                     ...........
Total U.S. Government Mortgage-Backed Securities (Cost $58,691)          59,240
                                                                     ...........

U.S. GOVERNMENT OBLIGATIONS  21.7%

U.S. Government Agency Obligations  5.1%

Federal National Mortgage Assn., MTN, 5.22%, 7/10/98       5,000          4,971
 ................................................................................
                                                                          4,971
                                                                     ...........
U.S. Treasury Obligations  16.6%

U.S. Treasury Notes
       6.125%, 3/31/98 - 7/31/00                          13,100         13,251
       .........................................................................
       6.25%, 5/31/00                                      2,000          2,031
       .........................................................................
       6.625%, 6/30/01                                       900            929
 ................................................................................
                                                                         16,211
                                                                     ...........
Total U.S. Government Obligations (Cost $20,950)                         21,182
                                                                     ...........
CORPORATE BONDS AND NOTES  13.7%

Finance and Credit  6.4%

Associates Corporation of North America, Sr. Notes,
       8.80%, 8/1/98                                       3,000          3,137
 ................................................................................
Ciesco L.P., MTN, (144a), 7.38%, 4/19/00+                  3,000          3,110
 ................................................................................
                                                                          6,247
                                                                     ...........
Industrials  5.3%

General Electric, Deb., 7.875%, 9/15/98                    3,000          3,104
 ................................................................................
Rockwell International, Notes, 7.625%, 2/17/98             2,000          2,042
 ................................................................................
                                                                          5,146
                                                                     ...........
Telephone  2.0%

Southwestern Bell Telephone, Notes, 6.375%, 4/1/01         2,000          2,012
 ................................................................................
                                                                          2,012
                                                                     ...........
Total Corporate Bonds and Notes (Cost $13,227)                           13,405
                                                                     ...........

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------


                                                              Par     Value
--------------------------------------------------------------------------------
                                                               In thousands
NON-GOVERNMENT ASSET-BACKED SECURITIES  6.1%

Home Equity Loans-Backed  4.1%
HFC Home Equity Loan, 4.75%, 5/20/08                        $    951 $    944
 ................................................................................
Vanderbilt Mortgage & Finance, 6.475%, 6/7/03                  3,000    3,026
 ................................................................................
                                                                        3,970
                                                                     ...........
Non-Government Agency ARM  2.0%

Resolution Trust Corp., 7.808%, 12/25/20                         472      478
 ................................................................................
Ryland Mercury Savings Trust, MPC, 6.578%, 10/15/18              633      631
 ................................................................................
Ryland Mortgage Securities, MPC, 7.672%, 5/25/17                 172      163
 ................................................................................
Salomon Brothers Mortgage Securities, MPC, 6.625%, 8/25/18       743      714
 ................................................................................
                                                                        1,986
                                                                     ...........
Total Non-Government Asset-Backed Securities (Cost $6,032)              5,956
                                                                     ...........
COMMERCIAL PAPER  3.7%

Investments in Commercial Paper through a joint account,
     5.70 - 5.90%, 12/2/96                                     3,558    3,558
 ................................................................................
Total Commercial Paper (Cost $3,557)                                    3,558
                                                                     ...........

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

                                                                          Value
--------------------------------------------------------------------------------
                                                                In thousands
Total Investments in Securities
105.9% of Net Assets (Cost $102,457)                                 $ 103,341

Other Assets Less Liabilities                                           (5,799)
                                                                     ...........
NET ASSETS                                                           $  97,542
                                                                     -----------
Net Assets Consist of:
Accumulated net investment income - net of distributions             $    (486)
Accumulated net realized gain/loss - net of distributions              (23,769)
Net unrealized gain (loss)                                                 884
Paid-in-capital applicable to 20,856,667 shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares authorized       120,913
                                                                     ...........
NET ASSETS                                                           $  97,542
                                                                     -----------
NET ASSET VALUE PER SHARE                                            $    4.68
                                                                     -----------

    +  Private Placement
  ARM  Adjustable Rate Mortgage
  CMO  Collateralized Mortgage Obligation
  MPC  Mortgage Pass-through Certificate
  MTN  Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit
  TBA  To be announced security was purchased
       on a forward commitment basis; the
       aggregate liability for securities purchased under such agreements totaled $6,516,000 at 11/30/96.
 144a  Security was purchased pursuant to Rule
       144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 3.2% of net assets.



The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Unaudited


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months
                                                                        Ended
                                                                        11/30/96
Investment Income
Interest income                                                      $    3,191
                                                                     ...........
Expenses
 Investment management                                                      125
 Shareholder servicing                                                       88
 Custody and accounting                                                      77
 Registration                                                                21
 Legal and audit                                                             12
 Directors                                                                    3
 Prospectus and shareholder reports                                           3
 Miscellaneous                                                                6
                                                                     ...........
 Total expenses                                                             335
                                                                     ...........
Net investment income                                                     2,856
                                                                     ...........
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                     (417)
Change in net unrealized gain or loss on securities                       2,196
                                                                     ...........
Net realized and unrealized gain (loss)                                   1,779
                                                                     ...........
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $    4,635
                                                                     -----------



The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Unaudited


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                            6 Months       Year
                                                               Ended      Ended
                                                            11/30/96    5/31/96
Increase (Decrease) in Net Assets
Operations
 Net investment income                                      $  2,856   $  6,297
 Net realized gain (loss)                                       (417)       415
 Change in net unrealized gain or loss                         2,196     (2,154)
                                                            ....................
 Increase (decrease) in net assets from operations             4,635      4,558
                                                            ....................
Distributions to shareholders
 Net investment income                                        (2,856)    (5,995)
 Tax return of capital                                             -       (304)
                                                            ....................
 Decrease in net assets from distributions                    (2,856)    (6,299)
                                                            ....................
Capital share transactions *
 Shares sold                                                  11,654     19,825
 Distributions reinvested                                      2,306      5,139
 Shares redeemed                                             (16,726)   (37,081)
                                                            ....................
 Increase (decrease) in net assets from capital
 share transactions                                           (2,766)   (12,117)
                                                            ....................
Net Assets
Increase (decrease) during period                               (987)   (13,858)
Beginning of period                                           98,529    112,387
                                                            ....................
End of period                                               $ 97,542   $ 98,529
                                                            --------------------
*Share information
  Shares sold                                                  2,520      4,245
  Distributions reinvested                                       499      1,101
  Shares redeemed                                             (3,627)    (7,939)
                                                            ....................
  Increase (decrease) in shares outstanding                     (608)    (2,593)



The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 1996


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

    T. Rowe Price Short-Term U.S. Government Fund, Inc., (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1991.

    Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

    Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

    Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

    Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

    Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------



    balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

    Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $1,962,000 and $7,980,000, respectively, for the six months ended November 30, 1996. Purchases and sales of U.S. government securities aggregated $38,553,000 and $35,053,000, respectively, for the six months ended November 30, 1996.

NOTE 3 - FEDERAL INCOME TAXES

    No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $23,349,000, of which $12,778,000 expires in 2000, $5,229,000 in 2001, and $5,342,000 thereafter through 2004. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

    At November 30, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $102,457,000, and net unrealized gain aggregated $884,000, of which $1,176,000 related to appreciated investments and $292,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

    The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $26,000 was payable at November 30, 1996. The fee is computed daily and paid monthly, and of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At November 30, 1996, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------


    Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 0.70%. Thereafter, through May 31, 2000, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.70%. Pursuant to this agreement, $81,000 of management fees were not accrued by the fund for the six months ended November 30, 1996. Additionally, $779,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through May 31, 1998.

    In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $115,000 for the six months ended November 30, 1996, of which $24,000 was payable at period-end.



    During fiscal year 1996, Price Waterhouse LLP succeeded Coopers & Lybrand L.L.P. as independent accountants for the Short-Term U.S. Government Fund, a decision that was approved by the fund's Board of Directors. During the two fiscal years preceding the change, the fund received unqualified opinions and had no disagreements with Coopers & Lybrand L.L.P. or reportable events that caused the change.

T. Rowe Price Shareholder Services
-----------------------------------------------


   INVESTMENT SERVICES AND INFORMATION

        KNOWLEDGEABLE SERVICE REPRESENTATIVES

        By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

        In Person  Available in T. Rowe Price Investor Centers.

        ACCOUNT SERVICES

        Checking  Available on most fixed income funds.

        Automatic Investing  From your bank account or paycheck.

        Automatic Withdrawal  Scheduled, automatic redemptions.

        Distribution Options  Reinvest all, some, or none of your distributions.

        Automated 24-Hour Services  Including Tele*Access(R) and
        T. Rowe Price OnLine.

        DISCOUNT BROKERAGE*

        Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

        INVESTMENT INFORMATION

        Combined Statement  Overview of your T. Rowe Price accounts.

        Shareholder Reports Fund managers' reviews of their strategies and results.

        The T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

        Performance Update  Quarterly review of all T. Rowe Price fund results.

        Insights Educational reports on investment strategies and financial markets.

        Investment Guides Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


        *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
---------------------------------------------------


MUTUAL FUNDS


STOCK FUNDS
 .........................
Domestic
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
OTC
Science & Technology
Small-Cap Value*
Spectrum Growth
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 .........................
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-free
California Tax-Free Bond
Florida Insured Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

 .........................

International/Global
Global Government Bond
Emerging Markets Bond
International Bond

MONEY MARKET
 .........................

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET
 .........................

Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 .........................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio


*Closed to new investors.

For yield, price, last transaction,
current balance or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Short-Term U.S. Government Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



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T. Rowe Price Investment Services, Inc., Distributor